Form 8-K for FIRST CHESAPEAKE FINANCIAL CORP filed on May 17, 1999




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) May 7, 1999


                     FIRST CHESAPEAKE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

          VIRGINIA                        0-21912                54-1624428
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)

               12 OREGON AVENUE, PHILADELPHIA, PENNSYLVANIA 19148
                    (Address of principal executive offices)


Registrant's telephone number, including area code   (215) 755-5691


(Former name or former address, if changed since last report.) Not applicable

ITEM 5. OTHER EVENTS

FOR IMMEDIATE RELEASE                                               May 11, 1999




FIRST CHESAPEAKE COMPLETES ACQUISITION OF MORTGAGE CONCEPTS, INC.

                  -- Expands Mortgage Operations to 6 States --


Philadelphia,  PA -- May 11, 1999 - First Chesapeake Financial  Corporation (OTC
BB: FCFK) today announced completion of the acquisition of Mortgage Concepts, Inc. of Louisville, KY.

Mortgage Concepts, Inc., which now conducts business under the name Collateral One Mortgage, is a mortgage banking firm with retail mortgage origination operations in five states including Kentucky, Indiana, Missouri, North Carolina and Tennessee. Applications are also pending for approval to originate loans in Ohio, Georgia, Kansas, Pennsylvania and New Jersey.

Upon completion of these approvals, First Chesapeake and its holdings will have mortgage origination operations in a total of 11 states.

Les Salzman, President of First Chesapeake's mortgage banking operations, commenting on the acquisition, stated, "This is the second mortgage banking acquisition for First Chesapeake since the new management team began rebuilding the Company in 1998. Mortgage Concepts serves the upper and middle end of the sub-prime market in strong, growing marketplaces. The company is a profitable operation with over $100 million in annual closed loan volume. This acquisition further demonstrates progress towards our goal of building a diversified mortgage banking operation through selective, well-structured acquisitions. We intend to maintain our selective acquisition strategy by identifying profitable regional retail loan originators that complement our operations."

First Chesapeake Financial Corporation is engaged primarily in the residential and commercial mortgage banking business at both the wholesale and retail levels. The company is actively seeking to grow its mortgage banking operations internally and through selective, well-structured acquisitions. First Chesapeake intends to continue on its path of acquiring profitable regional retail loan originators that are below the "radar screen" of the major players and which complement First Chesapeake's diversified geographical, loan product and retail/wholesale composition.

First Chesapeake's operational headquarters are located at 8551 W. Sunrise Boulevard, Plantation, FL 33322. Further information may be obtained by calling Les Salzman at (954) 385-8400 or by fax to (954) 474-2438

This release contains forward-looking information including statements regarding the Company's business outlook or future performance, anticipated profitability, revenues, expenses or other financial items. Factors that could cause actual events to differ materially from these forward-looking statements include, but are not limited to, the following: overall economic and business conditions, trends for the continued growth of the mortgage and financial services industry, the realization of anticipated revenues, profitability and cost synergies, the demand for the Company's products and services, pricing ad other competitive factors in the industry and new government regulations and/or legislative initiatives. These and other risks are described in the Company's filings with the Securities and Exchange Commission, including the Company's Form S-1 registration statement, Annual Report on Form 10-KSB for the year ended December 31, 1997 and Quarterly Reports on Form 10-QSB through September 30, 1998.





                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    FIRST CHESAPEAKE FINANCIAL CORPORATION

Date: May 14, 1999                  By: Mark Mendelson
                                        -------------------------------
                                        Mark Mendelson, Chief Executive Officer

                                    By: Richard N. Chakejian, Jr.
                                        -------------------------------
                                        Richard N. Chakejian, Jr. President

                                    By: Mark E. Glatz
                                        -------------------------------
                                        Mark E. Glatz, Chief Financial Officer